UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  July 12, 2005

                    Dial Thru International Corporation
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


          Delaware                     0-22636                 75-2461665
 ----------------------------    ---------------------    -------------------
 (State or other jurisdiction    (Commission File No.)      (I.R.S. Employer
       of incorporation                                   Identification No.)

                     17383 Sunset Boulevard, Suite 350
                       Los Angeles, California 90272
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       (Address of principal executive offices, including zip code)


                              (310) 566-1700
           ----------------------------------------------------
           (Registrant's telephone number, including area code)


                              Not Applicable
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of thee following provisions:

 [ ] Written communications pursuant to Rule 425 under the Securities
     Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
     Act (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 1.01  Entry into a Material Definitive Agreement

 The registrant incorporates by reference herein information from Item 5.02 that is responsive to the information required with respect to this Item.


 Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

 On July 14, 2005, Dial Thru International, Corp (the "Company") issued a press release announcing the appointment of David Hess, age 43, as the Company's new President and Chief Operating Officer. The Company's Board of Directors approved and effected the appointment on July 12, 2005.

 Mr. Hess has 20 years of experience in telecommunications and was elected to the Company's Board of Directors in May 2002. Since August 2003, Mr. Hess has been the CEO and Managing Partner of RKP Steering Group, a company he founded. From November 2001 until December 2002, Mr. Hess served as the CEO and President of Telia International North America, Inc., now part of TeliaSonera, the leading telecommunications company in the Nordic and Baltic region. Prior to joining Telia, Mr. Hess was part of a turnaround team hired by the board of directors of Rapid Link Incorporated, a VoIP provider of retail services to members of the US military, and a provider of wholesale services to domestic and international carriers worldwide, where he served as the CEO and as a director of Rapid Link from August 2000 until September 2001. The Company acquired Rapid Link in October, 2001. From 1998 to 2000, Mr. Hess served as President and CEO of LDI, an international small to medium sized enterprise ("SME") and wholesale carrier serving the US and European markets. Between 1995 and 1998 he was the President of TotalTel, a public company serving domestic SME's and wholesale enterprises. Mr. Hess received a BA in Communications with a Minor in Marketing from Bowling Green State University.

 Mr. Hess employment will be "at-will". Mr. Hess will initially be paid an annual base salary of $150,000 and will be eligible to participate in incentive plans available to senior management of the Company. Mr. Hess' compensation will be reviewed by the board of directors if and when the Company receives additional debt and/or equity financing. Prior to his employment as the President and Chief Operating Officer of the Company, in his position as a board member of the Company, Mr. Hess received stock options to purchase 15,000 shares of the Company's common stock.

 There is no arrangement or understanding between Mr. Hess and any other person pursuant to which Mr. Hess was appointed President and Chief Operating Officer. There are no family relationships between Mr. Hess and any of the Company's directors and executive officers. The Company has not entered into any transactions with Mr. Hess of the sort described under Item 404(a) of Regulation S-B except for the employment relationship discussed above.

 A copy of the press release is attached hereto as Exhibit 99.1 and the information contained in the press release is incorporated in the Item 5.02 by reference.


 Item 9.01.  Financial Statements and Exhibits.

   (c)   Exhibits.

 Exhibit
 Number                   Description of Document
 ------                   -----------------------
 99.1 Press release ("Dial Thru International Appoints David R Hess as President and Chief Operating Officer"), dated July 14, 2005.


                                  SIGNATURES


 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     Dial Thru International Corporation


 Date:  July 14, 2005                By:  /s/ Allen Sciarillo
                                          --------------------
                                          Allen Sciarillo
                                          Chief Financial Officer, Secretary,
                                          (Principal Accounting Officer and
                                          Principal Financial Officer) and
                                          Director